As filed with the Securities and Exchange Commission on June 15, 2010

File No. 811-05028

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 226	☒

PIMCO Funds

(Exact name of Registrant as Specified in Charter)

840 Newport Center Drive

Newport Beach, California 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code:

(866) 746-2606

Robert W. Helm, Esq. Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Brent R. Harris Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, California 92660
(Name and Address of Agent for Service)

It is intended that this filing will become effective immediately upon filing in accordance with section 8 of the Investment Company Act of 1940 and the rules thereunder.

EXPLANATORY NOTE

This Amendment No. 226 to the Registration Statement of PIMCO Funds (the “Trust” or the “Registrant”) on Form N-1A (File No. 811-05028) (the “Registration Statement”) is being filed to amend and supplement and make other non-material changes to the Trust’s Amendment No. 205 under the Investment Company Act of 1940, as amended (the “1940 Act”), filed on July 29, 2009 and the Trust’s Amendment No. 217 under the 1940 Act, filed on December 14, 2009. This Amendment pertains to (i) the Offering Memorandum of the Trust’s Private Account Portfolio Series, dated July 29, 2009, as it pertains to the PIMCO High Yield Portfolio and (ii) the Offering Memorandum Supplement, dated as of July 29, 2009 (as revised as of December 11, 2009).

The shares of beneficial interest in the Private Account Portfolio Series are not registered under the Securities Act of 1933, as amended (the “1933 Act”) because such shares will be issued by the Registrant solely in private placement transactions that do not involve any “public offering” within the meaning of the 1933 Act. Shares of the Private Account Portfolio Series may be purchased only by clients of Pacific Investment Management Company LLC, including separately managed private accounts and investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and other funds, who are “accredited investors,” as defined in Regulation D under the 1933 Act, and either (i) “qualified purchasers,” as defined for purposes of Section 3(c)(7) of the 1940 Act, or (ii) “qualified institutional buyers,” as defined in Rule 144A(a)(1) under the 1933 Act. Shares of the Private Account Portfolio Series may also be purchased by certain investors outside of the United States consistent with applicable regulatory requirements. This Amendment is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the 1933 Act.

PIMCO Funds

Private Account Portfolio Series

Amendment Dated June 15, 2010 to the

Offering Memorandum dated July 29, 2009

Disclosure Related to the PIMCO High Yield Portfolio (the “Portfolio”)

Effective immediately, Christian Stracke is the portfolio manager of the Portfolio. Therefore, effective immediately, the disclosure in the table providing information with respect to the Portfolio in the “Management of the Portfolios—Individual Portfolio Managers” section of the Offering Memorandum is deleted and replaced with the following:

Portfolio	Manager	Since	Recent Professional Experience
High Yield	Christian Stracke	6/10	Managing Director, PIMCO. Mr. Stracke joined PIMCO in 2008 and is a member of PIMCO’s Investment Committee and global head of the credit research group. Prior to joining PIMCO, he was a senior credit strategist at CreditSights and also held positions as head of Latin America fixed income strategy with Commerzbank Securities and head of Latin America local markets strategy with Deutsche Bank.

Investors Should Retain This Amendment For Future Reference

PIMCO Funds

Private Account Portfolio Series

Amendment dated June 15, 2010 to the

Offering Memorandum Supplement dated July 29, 2009 (as revised as of December 11, 2009)

Disclosure Related to the PIMCO High Yield Portfolio (the “Portfolio”)

Effective immediately, Christian Stracke is the portfolio manager of the Portfolio. Therefore, effective immediately, footnote 2 and the section accompanying footnote 2 in the table beginning on page 52 in the subsection titled “Portfolio Managers—Other Accounts Managed” are deleted and replaced with the following:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Stracke[2]
Registered Investment Companies	0	N/A	N/A	N/A
Other Pooled Investment Vehicles	1	$339	0	N/A
Other Accounts	3	$179	0	N/A

[2]	As of June 15, 2010, Mr. Stracke manages the High Yield Portfolio, which, as of March 31, 2009, had $378.4 million in total assets under management.

In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table:

Information pertaining to accounts managed by Mr. Stracke is as of May 31, 2010.

Additionally, effective immediately, the section of the table beginning on page 56 in the subsection titled “Portfolio Managers—Securities Ownership” relating to the Portfolio is deleted and replaced with the following:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Christian Stracke[1]	High Yield Portfolio	None

[1]	As of June 15, 2010, Mr. Stracke manages the High Yield Portfolio. As of March 31, 2010, to the best of the Trust’s knowledge, Mr. Stracke did not own any shares of the High Yield Portfolio.

Investors Should Retain This Amendment For Future Reference

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Amended and Restated Declaration of Trust Dated March 31, 2000(4)

	(2)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated February 26, 2008(5)

	(3)	Establishment and Designation of Two Additional Series of Shares of Beneficial Interest relating to the PIMCO Fixed Income Unconstrained Fund and PIMCO Global Advantage Fund dated April 9, 2008(7)

	(4)	Amended Designation of Two Existing Series of Shares and Establishment and Designation of Two Additional Classes relating to the PIMCO Unconstrained Bond Fund and PIMCO Global Advantage Strategy Bond Fund dated May 20, 2008(7)

	(5)	Establishment and Designation of Two Additional Classes of Shares of Beneficial Interest relating to the PIMCO Fundamental Advantage Tax Efficient Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO RealRetirement 2010 Fund, PIMCO RealRetirement 2020 Fund, PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2040 Fund and PIMCO RealRetirement 2050 Fund dated May 20, 2008(8)

	(6)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO Global Multi-Asset Fund dated May 20, 2008(9)

	(7)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund and PIMCO Long Duration Corporate Bond Portfolio dated August 12, 2008(10)

	(8)	Amended Designation of One Existing Series of Shares of Beneficial Interest relating to the PIMCO Short-Term Floating NAV Portfolio dated October 9, 2008(11)

	(9)	Establishment and Designation of Two Additional Series and One Additional Class of Shares of Beneficial Interest relating to the PIMCO Government Money Market Fund and the PIMCO Treasury Money Market Fund dated September 30, 2008(12)

	(10)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO Long-Term Credit Fund dated December 30, 2008(13)

	(11)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO Unconstrained Tax Managed Bond Fund dated November 4, 2008(14)

	(12)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Short-Term Floating NAV Portfolio II dated February 23, 2009(15)

	(13)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Emerging Markets Infrastructure Bond Fund dated February 23, 2009(18)

	(14)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Muni GO Fund dated April 8, 2009(18)

	(15)	Amended Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Emerging Markets and Infrastructure Bond Fund and the PIMCO MuniGO Fund dated May 18, 2009(18)

	(16)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Real Income 2020 Fund and the PIMCO Real Income 2030 Fund dated May 18, 2009(20)

	(17)	Amended Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Real Income 2019 Fund and the PIMCO Real Income 2029 Fund dated May 18, 2009 (20)

	(18)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Tax Managed Real Return Fund dated August 11, 2009(21)

	(19)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO CommoditiesPLUS Strategy Fund and PIMCO CommoditiesPLUS Short Strategy Fund(25)

	(20)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO High Yield Spectrum Fund(26)

(b)		Amended and Restated By-Laws of Registrant(19)

(c)		Not applicable

(d)	(1)	Amended and Restated Investment Advisory Contract dated February 23, 2009(16)

	(2)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets and Infrastructure Bond Fund and the PIMCO MuniGO Fund dated May 19, 2009(18)

	(3)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Real Income 2019 Fund, PIMCO Real Income 2029 Fund, and PIMCO Tax Managed Real Return Fund dated August 11, 2009 (20)

	(4)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to fee changes dated October 1, 2009(21)

	(5)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO CommoditiesPLUS Strategy Fund and PIMCO CommoditiesPLUS Short Strategy Fund(25)

	(6)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO High Yield Spectrum Fund(26)

	(7)	Asset Allocation Sub-Advisory Agreement relating to the PIMCO All Asset Fund dated July 18, 2002(17)

	(8)	Amendment to Asset Allocation Sub-Advisory Agreement relating to the PIMCO All Asset Fund dated October 1, 2006(17)

	(9)	Asset Allocation Sub-Advisory Agreement relating to the PIMCO All Asset All Authority Fund dated September 30, 2003(17)

	(10)	Amendment to Asset Allocation Sub-Advisory Agreement relating to the PIMCO All Asset All Authority Fund dated October 1, 2006(17)

	(11)	Sub-Advisory Agreement relating to the PIMCO Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund(21)

	(12)	Supplement to Sub-Advisory Agreement relating to the PIMCO Fundamental Advantage Tax Efficient Strategy Fund and PIMCO Fundamental Advantage Total Return Strategy Fund dated February 28, 2008(17)

	(13)	Sub-Advisory Agreement relating to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund dated November 10, 2008(19)

(e)	(1)	Amended and Restated Distribution Contract dated February 26, 2008(14)

	(2)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Unconstrained Bond Fund and PIMCO Global Advantage Strategy Bond Fund dated May 20, 2008(7)

	(3)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO EM Fundamental IndexPlus TR Strategy Fund, PIMCO Global Multi-Asset Fund and PIMCO Long Duration Corporate Bond Portfolio dated August 12, 2008(14)

	(4)	Supplement to Amendment to Amended and Restated Distribution Contract relating to the PIMCO Government Money Market Fund, PIMCO Treasury Money Market Fund and PIMCO Unconstrained Tax Managed Bond Fund dated November 4, 2008(14)

	(5)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Long-Term Credit Fund and PIMCO Short-Term Floating NAV Portfolio II dated February 23, 2009(17)

	(6)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Emerging Markets and Infrastructure Bond Fund and the PIMCO MuniGO Fund dated May 19, 2009(18)

	(7)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Real Income 2019 Fund, PIMCO Real Income 2029 Fund and PIMCO Tax Managed Real Return Fund dated August 11, 2009(21)

	(8)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO CommoditiesPLUS Strategy Fund and PIMCO CommoditiesPLUS Short Strategy Fund(25)

	(9)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO High Yield Spectrum Fund(26)

	(10)	Japan Dealer Sales Contract dated September 24, 2009(21)

(f)		Not Applicable

(g)	(1)	Custody and Investment Accounting Agreement dated January 1, 2000(19)

	(2)	Amendment to Custody and Investment Accounting Agreement dated June 8, 2001(19)

	(3)	Amendment to Custody and Investment Accounting Agreement dated March 30, 2010(25)

(h)	(1)	Supervision and Administration Agreement dated August 11, 2008(9)

	(2)	Supplement to the Supervision and Administration Agreement relating to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund, PIMCO Global Multi-Asset Fund and the PIMCO Long Duration Corporate Bond Portfolio dated August 12, 2008(9)

	(3)	Supplement to the Supervision and Administration Agreement relating to the PIMCO Government Money Market Fund, PIMCO Treasury Money Market Fund and PIMCO Unconstrained Tax Managed Bond Fund dated November 4, 2008(12)

	(4)	Supplement to the Supervision and Administration Agreement relating to the PIMCO Long-Term Credit Fund and PIMCO Short-Term Floating NAV Portfolio II dated February 24, 2009(16)

	(5)	Supplement to the Supervision and Administration Agreement relating to the PIMCO Emerging Markets and Infrastructure Bond Fund, PIMCO MuniGO Fund and PIMCO Convertible Fund dated May 19, 2009(18)

	(6)	Supplement to the Supervision and Administration Agreement relating to the PIMCO Real Income 2019 Fund, PIMCO Real Income 2029 Fund and PIMCO Tax Managed Real Return Fund dated August 11, 2009(21)

	(7)	Supplement to the Supervision and Administration Agreement relating to fee changes dated October 1, 2009(21)

	(8)	Supplement to the Supervision and Administration Agreement relating to PIMCO CommoditiesPLUS Strategy Fund and PIMCO CommoditiesPLUS Short Strategy Fund(25)

	(9)	Supplement to the Supervision and Administration Agreement relating to PIMCO High Yield Spectrum Fund(26)

	(10)	Fee Waiver Agreement relating to the PIMCO Global Advantage Strategy Bond Fund dated February 5, 2009(19)

	(11)	Amended and Restated Fee Waiver Agreement relating to PIMCO High Yield Municipal Bond Fund dated February 23, 2009(19)

	(12)	Third Amended and Restated Fee Waiver Agreement relating to PIMCO RealRetirement 2010 Fund, PIMCO RealRetirement 2020 Fund, PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2040 Fund and PIMCO RealRetirement 2050 Fund dated March 31, 2010(25)

	(13)	Amended and Restated Fee Waiver Agreement relating to PIMCO Income Fund dated February 23, 2009(19)

	(14)	Second Amended and Restated Fee Waiver Agreement relating to PIMCO High Yield Municipal Bond Fund for Class A, Class C and Class D Shares dated February 23, 2009(19)

	(15)	Third Amended and Restated Fee Waiver Agreement relating to PIMCO Global Multi-Asset Fund dated March 30, 2010(25)

	(16)	Fee and Expense Limitation Agreement relating to PIMCO Government Money Market Fund, PIMCO Money Market Fund and PIMCO Treasury Money Market Fund dated March 5, 2009(19)

	(17)	PIMCO Cayman Commodity Fund I Ltd. Appointment of Agent for Service of Process(6)

	(18)	PIMCO Cayman Commodity Fund II Ltd. Appointment of Agent for Service of Process(12)

	(19)	PIMCO Cayman Commodity Fund III Ltd. Appointment of Agent for Service of Process(25)

	(20)	PIMCO Cayman Commodity Fund IV Ltd. Appointment of Agent for Service of Process(25)

	(21)	Transfer Agency and Service Agreement(25)

(i)		Opinion and Consent of Counsel(26)

(j)		Consent of Independent Registered Public Accounting Firm(26)

(k)		Not Applicable

(l)		Not Applicable

(m)	(1)	Distribution and Servicing Plan for Class A Shares(19)

	(2)	Distribution and Servicing Plan for Class B Shares(19)

	(3)	Distribution and Servicing Plan for Class C Shares(19)

	(4)	Amended and Restated Distribution Plan for Administrative Class Shares(19)

	(5)	Amended and Restated Administrative Services Plan for Administrative Class Shares(19)

	(6)	Distribution and Servicing Plan for Class J Shares(19)

	(7)	Distribution and Servicing Plan for Class K Shares(19)

	(8)	Administrative Services Plan for Advisor Class Shares(19)

	(9)	Distribution Plan for Advisor Class Shares(19)

	(10)	Distribution and Services Plan for Class R Shares(19)

	(11)	Form of Administrative Services Plan for Class P Shares(6)

	(12)	Form of Shareholder Servicing Agreement for Class P Shares(6)

	(13)	Form of Shareholder Servicing Agreement for Class M Shares(16)

(n)		Ninth Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3(25)

(p)	(1)	Code of Ethics for the Registrant(25)

	(2)	Code of Ethics for PIMCO(25)

	(3)	Form of Code of Ethics for Research Affiliates LLC(25)

	(4)	Code of Ethics for Allianz Global Investors Distributors LLC(25)

*	Power of Attorney(1)
**	Form of Power of Attorney(2)
***	Power of Attorney(19)
****	Power of Attorney(23)
(1)	Filed with Post-Effective Amendment No. 36 on July 11, 1997, and incorporated by reference herein.
(2)	Filed with Post-Effective Amendment No. 68 on June 28, 2002, and incorporated by reference herein.
(3)	Filed with Post-Effective Amendment No. 119 on December 19, 2006, and incorporated by reference herein.
(4)	Filed with Post-Effective Amendment No. 128 on December 14, 2007, and incorporated by reference herein.
(5)	Filed with Post-Effective Amendment No. 129 on February 27, 2008, and incorporated by reference herein.
(6)	Filed with Post-Effective Amendment No. 133 on April 29, 2008, and incorporated by reference herein.
(7)	Filed with Post-Effective Amendment No. 136 on June 24, 2008, and incorporated by reference herein.
(8)	Filed with Post-Effective Amendment No. 138 on July 28, 2008, and incorporated by reference herein.
(9)	Filed with Post-Effective Amendment No. 140 on August 27, 2008, and incorporated by reference herein.
(10)	Filed with Amendment No. 178 on October 1, 2008, and incorporated by reference herein.
(11)	Filed with Amendment No. 180 on October 10, 2008, and incorporated by reference herein.
(12)	Filed with Post-Effective Amendment No. 147 on December 22, 2008, and incorporated by reference herein.
(13)	Filed with Post-Effective Amendment No. 148 on January 2, 2009, and incorporated by reference herein.

(14)	Filed with Post-Effective Amendment No. 150 on January 26, 2009, and incorporated by reference herein.
(15)	Filed with Amendment No. 191 on February 27, 2009, and incorporated by reference herein.
(16)	Filed with Post-Effective Amendment No. 151 on March 18, 2009, and incorporated by reference herein.
(17)	Filed with Post-Effective Amendment No. 153 on April 13, 2009, and incorporated by reference herein.
(18)	Filed with Post-Effective Amendment No. 157 on June 8, 2009, and incorporated by reference herein.
(19)	Filed with Post-Effective Amendment No. 160 on July 29, 2009, and incorporated by reference herein.
(20)	Filed with Post-Effective Amendment No. 165 on August 28, 2009, and incorporated by reference herein.
(21)	Filed with Post-Effective Amendment No. 167 on October 28, 2009, and incorporated by reference herein.
(22)	Filed with Post-Effective Amendment No. 169 on December 11, 2009, and incorporated by reference herein.
(23)	Filed with Post-Effective Amendment No. 171 on February 26, 2010, and incorporated by reference herein.
(24)	Filed with Post-Effective Amendment No. 172 on February 26, 2010 and incorporated by reference herein.
(25)	Filed with Post-Effective Amendment No. 173 on May 12, 2010 and incorporated by reference herein.
(26)	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

The Trust through the PIMCO CommodityRealReturn Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund I Ltd. (“CRRS Subsidiary”), a company organized under the laws of the Cayman Islands. The CRRS Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO CommodityRealReturn Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Global Multi-Asset Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund II Ltd. (“GMA Subsidiary”), a company organized under the laws of the Cayman Islands. The GMA Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Global Multi-Asset Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO CommoditiesPLUS Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund III Ltd. (“CPS Subsidiary”), a company organized under the laws of the Cayman Islands. The CPS Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO CommoditiesPLUS Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO CommoditiesPLUS Short Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund IV Ltd. (“CPSS Subsidiary”), a company organized under the laws of the Cayman Islands. The CPSS Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO CommoditiesPLUS Short Strategy Fund’s annual and semi-annual reports to shareholders.

Item 30.	Indemnification

Reference is made to Article IV of the Registrant’s Amended and Restated Declaration of Trust, which was filed with the Registrant’s Post-Effective Amendment No. 128 on December 14, 2007.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.	Business and Other Connections of the Investment Adviser

The directors and executive officers of PIMCO and their business and other connections are as follows:

Name	Business and Other Connections
Arnold, Tammie J.	Managing Director, PIMCO
Baker, Brian P.	Managing Director, PIMCO; Director, PIMCO Asia Pte Ltd. And PIMCO Asia Limited (Hong Kong)
Benz II, William R.	Managing Director, PIMCO
Bhansali, Vineer	Managing Director, PIMCO
Bridwell, Jennifer S	Managing Director, PIMCO
Callin, Sabrina C.	Managing Director, PIMCO; Acting Head of PIMCO Advisory; and Vice President, StocksPLUS Management, Inc.
Cupps, Wendy W.	Managing Director, PIMCO
Dada, Suhail H.	Managing Director, PIMCO
Dawson, Craig A.	Managing Director, PIMCO; Director, PIMCO Europe Ltd.
Dialynas, Chris P.	Managing Director, PIMCO
Durham, Jennifer E.	Chief Compliance Officer and Executive Vice President, PIMCO. Chief Compliance Officer, the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust
El-Erian, Mohamed A.	Managing Director, Chief Executive Officer and Co- Chief Investment Officer, PIMCO. Senior Vice President, the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly President and CEO of Harvard Management Co.
Flattum, David C.	Managing Director, General Counsel, PIMCO. Chief Legal Officer, the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Gross, William H.	Managing Director, Chief Investment Officer and Executive Committee Member, PIMCO. Director and Vice President, StocksPLUS Management, Inc. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Harris, Brent Richard	Managing Director and Executive Committee Member, PIMCO. Director and President, StocksPLUS Management, Inc. Trustee, Chairman and President of the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Trustee and Chairman, PIMCO Equity Series and PIMCO Equity Series VIT. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II

Name	Business and Other Connections
Hodge, Douglas M.	Managing Director and Chief Operating Officer, PIMCO; Senior Vice President, PIMCO Equity Series and PIMCO Equity Series VIT. Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd. and PIMCO Asia Limited (Hong Kong)
Holden, Brent L.	Managing Director, PIMCO
Ivascyn, Daniel J.	Managing Director, PIMCO.
Jacobs IV, Lew W.	Managing Director, PIMCO
Kashkari, Neel T.	Managing Director, PIMCO. President, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury.
Lown, David C.	Managing Director, PIMCO
Masanao, Tomoya	Managing Director, PIMCO
Mather, Scott A.	Managing Director, PIMCO
McCray, Mark V.	Managing Director, PIMCO
McCulley, Paul A.	Managing Director, PIMCO
McDevitt, Joseph V.	Managing Director, PIMCO. Director and Chief Executive Officer, PIMCO Europe Limited.
Mewbourne, Curtis A.	Managing Director, PIMCO
Miller, John M.	Managing Director, PIMCO
Ongaro, Douglas J.	Managing Director, PIMCO
Otterbein, Thomas J.	Managing Director, PIMCO

Parikh, Saumil H.	Managing Director, PIMCO
Ravano, Emanuele	Managing Director, PIMCO
Rodosky, Stephen A.	Managing Director, PIMCO
Simon, W Scott	Managing Director, PIMCO

Stracke, Christian	Managing Director, PIMCO.
Takano, Makoto	Managing Director, PIMCO; Director and President, PIMCO Japan Ltd.
Wilson, Susan L.	Managing Director, PIMCO

The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Global Investors of America L.P. is 680 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Global Investors Distributors LLC is 1345 Avenue of the Americas, New York, New York, 10105.

The address of PS Business Parks, Inc. is 701 Western Avenue, Glendale, CA 91201.

The directors and officers of Research Affiliates LLC (“Research Affiliates”) and their business and other connections are as follows:

Name	Business and Other Connections
Arnott, Robert D.	Founder, Chairman, Chief Executive Officer.

Name	Business and Other Connections
Hsu, Jason	Managing Director, Chief Investment Officer.
Sherrerd, Katrina	Managing Director, Chief Operating Officer.
Hennessy, David	Managing Director, Marketing.
West, John	Director, Product Specialist.
Li, Feifei	Director, Research.
Harkins, Daniel	Chief Legal & Compliance Officer; Associate Director, Investment Operations.
Larsen, Michael	Associate Director, Affiliate Relations.

The address of Research Affiliates LLC is 620 Newport Center Drive, Newport Beach, California, 92660.

Item 32.	Principal Underwriter

(a) Allianz Global Investors Distributors LLC (the “Distributor”) serves as Distributor of Shares of the Trust. The Distributor also acts as the principal underwriter for the Allianz Funds. The Distributor is an indirect subsidiary of Allianz Global Investors of America L.P.

(b) The officers of the Distributor are:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Aarts, Erik M.	Managing Director	None
Anders, Michael L.	Vice President	None
Aronovitz, Jill L.	Vice President	None
Aymond, Colin C.	Senior Vice President	None
Basile, Isabella	Vice President	None
Bechor, David	Vice President	None
Berge, Wendy	Vice President	None
Biggers, Clark H.	Senior Vice President	None
Brannan, Mike	Senior Vice President	None
Brennan, Deborah P.	Vice President, Compliance Officer	None
Brenes, Jennifer Ann	Vice President	None
Brown, Matt	Senior Vice President	None
Bruce, Fred	Senior Vice President	None
Bulman, Bryce B.	Senior Vice President	None
Burke, Martin	Senior Vice President	None
Callinan, Richard E.	Senior Vice President	None
Cardillo, John T.	Senior Vice President	None
Carlisle, Matthrew C.	Vice President	None
Carroll, Catherine M.	Vice President	None
Caroll, John	Managing Director	None
Casenhiser, Christopher A.	Senior Vice President	None
Chhatwal, Inderjit	Vice President	None
Chung, Alice W.	Vice President	None
Clark, Kevin	Vice President	None
Colombo, Cindy	Vice President	None
Conlon, Rosemary T.	Vice President	None
Cotten, Lesley	Vice President, Senior Copywriter	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Cox, Ira W.	Senior Vice President	None
Dane, Stephen J.	Senior Vice President	None
Davidson, Kellie E.	Assistant Secretary	None
DeBlasio, Kerry M.	Vice President	None
DeCicco, Lucianne	Vice President	None
DeNicolo, Paul	Senior Vice President	None
Dewar, Neil I.	Senior Vice President	None
Dieterle, Sean W.	Vice President	None
Dietrich, Marc R.	Vice President	None
Deitsch, Chaya S.	Vice President	None
Donnelly, Thomas	Vice President	None
Douvogiannis, Martha	Vice President	None
Downing, Eric D.	Senior Vice President	None
Eleccion, Joseph F.	Vice President	None
Ellis, Michelle N.	Vice President	None
Farrell, James C.	Vice President	None
Fessel, Jonathan P.	Senior Vice President	None
Francis, Christopher D.	Vice President	None
Frank, Megan L.	Vice President	None
Frederick, David G.	Vice President	None
Gaffney, Brian J.	Managing Director and Chief Executive Officer	None
Gallagher, Michael J.	Senior Vice President	None
Galsim, Linda Shuen	Vice President	None
Georgiou, Patrice	Vice President	None
Gengo, Joseph	Senior Vice President	None
Gibbons, Michaela A.	Senior Vice President	None
Goodside, Scott B.	Vice President	None
Gray, Ronald H.	Senior Vice President	None
Hally, Dan	Senior Vice President	None
Hammond, Ned	Senior Vice President	None
Harrington, John	Senior Vice President	None
Harry, Seon L.	Vice President	None
Hart, Jonathan C.	Senior Vice President	None
Hartnett, James T.	Vice President	None
Healey, William V.	Executive Vice President, Chief Legal Officer, Secretary	None
Higgins, Timothy J.	Senior Vice President	None
Hofmann, Christoph	Executive Vice President	None
Hooper, Kristina	Executive Vice President	None
Horan, Christopher	Senior Vice President	None
Howell, Steve	Vice President	None
Hui, Renee W.	Vice President	None
Hussey, John B.	Senior Vice President	None
Ip, Eileen	Vice President	None
Jettelson, Teresa	Vice President	None
Jobson, David B.	Managing Director	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Kanode, Dustin	Senior Vice President	None
Kervabon, Rose	Vice President	None
Kirk, Richard	Senior Vice President, Associate General Counsel	None
Klawitter, Patricia	Vice President	None
Knaus, Bryan M.	Vice President	None
Knauss, Michael J.	Senior Vice President	None
Kobata, Matthew T.	Senior Vice President	None
Koth, Matthew A.	Vice President	None
Kravetzky, Leslie S.	Senior Vice President	None
Laut, Stephen	Senior Vice President	None
Leahy O’Connor, Brooke	Senior Vice President	None
Lewis, Robert J.	Senior Vice President	None
Lynch, William E.	Senior Vice President	None
Lyons, James F.	Senior Vice President	None
Maag, Troy C.	Vice President	None
Maher, John	Vice President	None
Maher, Sean P.	Vice President	None
Maloney, Andy	Senior Vice President	None
Marino, Gerard P.	Senior Vice President	None
Martin, Colleen	Chief Financial Officer, Financial Operations Principal, Senior Vice President and Controller	None
McAdams, Ann	Senior Vice President	None
McCarthy, Peter J.	Senior Vice President	None
McGeever, Kimberly	Vice President	None
McMenamin, Joseph T.	Senior Vice President	None
Meyer, Wayne	Senior Vice President	None
Meyers, Andrew J.	Managing Director, Chief Operating Officer	None
Minnix, Joseph P.	Vice President	None
Misata, William A.	Vice President	None
Moxon, John G.	Vice President	None
Moyer, Fiora N.	Senior Vice President	None
Murphy, George	Senior Vice President	None
Murphy, Gregory J.	Senior Vice President	None
Murphy, Kerry A.	Senior Vice President	None
Neugebauer, Phil J.	Managing Director	None
Nguyen, Vinh T.	Senior Vice President, Treasurer	None
Nickodemus, Paul R.	Senior Vice President	None
Nishimi, Ryne A.	Senior Vice President	None
Nizzardo, Jeffrey P.	Senior Vice President	None
Ohstrom, Debra C.	Vice President	None
Orr, Kelly	Senior Vice President	None
Orvin, Henry W.	Senior Vice President	None
Pearlman, Joffrey H.	Senior Vice President	None
Peluso, Ralph A.	Senior Vice President	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Pisapia, Glynne	Senior Vice President	None
Plump, Steven B.	Managing Director	None
Poplarski, Greg H.	Vice President	None
Prasad, Satya A.	Vice President	None
Prendergast, Shivaun C.	Vice President	None
Prinstein, Peter M.	Senior Vice President	None
Puntoriero, Michael J.	Managing Director	None
Quigley, Jennifer	Senior Vice President	None
Quirk, Joseph S.	Executive Vice President	None
Rankin, James S.	Senior Vice President	None
Revell, Andrew	Vice President	None
Rheingold, Joni H.	Senior Vice President	None
Rial, Julie	Vice President	None
Riccio, Frank J.	Senior Vice President	None
Ridolfo, Francis N.	Vice President	None
Rokose, Robert J.	Managing Director	None
Rose, Scott	Senior Vice President	None
Rosoff, Jay S.	Managing Director	None
Rotondi, John	Vice President, Chief Compliance Officer	None
Rudman, Stephen M.	Senior Vice President	None
Scanlan, Thomas H.	Senor Vice President	None
Schival, Timothy	Senior Vice President	None
Shanley, Kevin M.	Senior Vice President	None
Siemon, Jr., Frank E.	Senior Vice President	None
Simutis, Christopher T.	Senior Vice President	None
Slattery, Peter L.	Managing Director	None
Small, Ernesto	Senior Vice President	None
Smith, Cathy	Executive Vice President	None
Smith Jr., Eugene M.	Senior Vice President	None
Smith, Jeffrey L.	Senior Vice President	None
Smith, Marty	Senior Vice President	None
Sorenson, Linda M.	Senior Vice President	None
Stahl, Cathleen Meere	Managing Director	None
Stepanov, Vadim V.	Vice President	None
Stergiou, John J.	Vice President	None
Storlie, Steven R.	Senior Vice President	None
Straughn, Ruth A.	Senior Vice President	None
Sutherland, Eric M.	Managing Director	None
Taha, Raad J.	Vice President	None
Teceno, Fred	Senior Vice President	None
Thomas, Jr., William H.	Managing Director	None
Thompson, Kathleen C.	Senior Vice President	None
Tiedemann Jr., Barrie L.	Senior Vice President	None
Toner, William T.	Senior Vice President	None
Triolo, Richard	Senior Vice President	None
Wagner, Keith C.	Managing Director	None
Warkow, Brenda C.	Senior Vice President	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Weichbrodt, Austin A.	Vice President	None
Welker, Steve J.	Senior Vice President	None
Whitehouse, Scott	Senior Vice President	None
Willbrand, James Kevin	Vice President	None
Willett, Nick	Senior Vice President	None
Wilmot, Andrew J.	Managing Director	None
Wingate, Justin R.	Vice President	None
Zamore, Neal A.	Senior Vice President	None
Zimmerman, Glen A.	Senior Vice President	None

*	The business address of all officers of the Distributor is 1345 Avenue of the Americas, 4th Floor, New York, NY 10105, or 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

Item 33.	Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 22(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660, State Street Bank & Trust Co., 801 Pennsylvania Ave., Kansas City, Missouri 64105, Boston Financial Data Services - Midwest, 330 W. 9th Street, Kansas City, Missouri 64105 and Boston Financial Data Services, Inc., P.O. Box 8050, Boston, Massachusetts 02266-8050.

Item 34.	Management Services

Not applicable

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 15th day of June, 2010.

PIMCO FUNDS
(Registrant)

By:
Brent R. Harris*, President

*By:	/s/ ROBERT W. HELM
Robert W. Helm
as attorney-in fact

*	Pursuant to power of attorney filed with Post-Effective Amendment No. 36 to Registration Statement No. 33-12113 on July 11, 1997.